Exhibit 1.2
The instructions and rules accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. The Depositary and the Information Agent (see the back page of this document for contact information) or your broker or other financial advisor will assist you in completing this Letter of Transmittal.
LETTER OF TRANSMITTAL
to accompany certificates for securities of
ESPRIT ENERGY TRUST AND ESPRIT EXPLORATION LTD.
to be deposited pursuant to the Merger involving
Esprit Energy Trust and Pengrowth Energy Trust
This letter of transmittal (the “Letter of Transmittal”) is for use by both the holders (“Esprit Unitholders”) of trust units (“Esprit Units”) in the capital of Esprit Energy Trust (“Esprit”) and holders of exchangeable shares (“Esprit Exchangeable Shares”) in the capital of Esprit Exploration Ltd. (“Esprit Ltd.”) in connection with the proposed merger (“Merger”) involving Esprit and Pengrowth Energy Trust (“Pengrowth”), as described in the information circular and proxy statement of Esprit dated August 22, 2006 (the “Information Circular”) to be considered at a meeting of Esprit Unitholders to be held on September 26, 2006 or any adjournment thereof (the “Special Meeting”). The terms and conditions of the Merger are set out in a combination agreement (the “Combination Agreement”) dated July 23, 2006, as amended on August 22, 2006, the full text of which is set out in the Information Circular.
This Letter of Transmittal, properly completed and duly executed, or a manually-executed facsimile hereof, together with all other required documents, including certificates representing the Esprit Units or Esprit Exchangeable Shares, as applicable, must be submitted in accordance with the instructions contained herein in order for such holders to receive trust units in the capital of Pengrowth (the “Pengrowth Units”) in connection with the Merger described in the Information Circular and to be considered at the Special Meeting on September 26, 2006.
In accordance with a notice dated August 11, 2006 provided to all registered holders of Esprit Exchangeable Shares (the “Notice”), Esprit Exchangeable Shares will be redeemed for Esprit Units on September 27, 2006. Upon the redemption of the Esprit Exchangeable Shares, Esprit Units will be issued to former holders of Esprit Exchangeable Shares with such Esprit Units, in turn, being exchanged for Pengrowth Units pursuant to the terms of the Merger. Holders of Esprit Exchangeable Shares will not receive certificates representing the number of Esprit Units issued upon such redemption unless the Merger is not completed. If the Merger is not completed, former holders of Esprit Exchangeable Shares will receive Esprit Units from Esprit ExchangeCo Ltd. in accordance with the terms of Notice.
Capitalized terms used but not defined in this Letter of Transmittal shall have the respective meanings ascribed thereto in the Information Circular.

TO:	ESPRIT ENERGY TRUST
AND TO:	ESPRIT EXCHANGECO LTD.
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC., AS DEPOSITARY
AND TO:	PENGROWTH ENERGY TRUST
The undersigned delivers to you the following certificate(s) representing Esprit Units or Esprit Exchangeable Shares, as applicable, to be redeemed and exchanged for certificate(s) representing one or more Pengrowth Units pursuant to and in accordance with the Merger as fully described in the Information Circular. The following are the details of the endorsed certificates (the “Deposited Securities”).

DESCRIPTION OF SECURITIES DEPOSITED

Certificate	Type of Security	Names in which Securities are	Number of Securities
Number(s)	Deposited	Registered	Deposited

TOTAL:

(Please print. If insufficient space, please attach a list in the above form.)

☐	Some or all of my certificates representing Esprit Units or Esprit Exchangeable Shares have been lost, stolen or destroyed. Please review item 7 of the instructions for the procedure to replace lost or destroyed certificates. (Check box if applicable).

AUTHORIZATION AND ACKNOWLEDGEMENT
The undersigned:

1.	acknowledges receipt of the Information Circular and represents and warrants that:

(a)	the undersigned has full power and authority to deposit the Esprit Units or Esprit Exchangeable Shares, as applicable for redemption in accordance with the terms of the Merger,

(b)	when the Esprit Units or Esprit Exchangeable Shares, as applicable are accepted for redemption and exchanged by Esprit, the Deposited Securities will be free from all liens, charges, encumbrances, claims and equities, and

(c)	the certificates described above, together with any certificates submitted with a separate Letter of Transmittal as required by the attached instructions, represents all the Esprit Units and Esprit Exchangeable Shares owned by the undersigned,

2.	irrevocably constitutes and appoints each officer of Esprit Ltd. and any other person designated by Esprit Ltd. in writing, the true and lawful agent and attorney of the Deposited Securities in the name of and on behalf of the undersigned, to do such acts or take such actions with respect to the redemption of the Deposited Securities as necessary or advisable to give effect to the Merger (such power of attorney being deemed to be an irrevocable power coupled with an interest);

3.	directs the Depositary to issue or cause to be issued the Pengrowth Units to which the undersigned is entitled on completion of the Merger in the name indicated below and to send the Pengrowth Units to the address, or hold the same for pickup, as indicated in this Letter of Transmittal, unless otherwise indicated under Special Registration Instructions or Special Delivery Instructions on page 5;

4.	covenants and agrees to execute, upon request, any additional documents, transfers and other assurances as may be necessary or desirable to complete the redemption of the Esprit Units and the exchange of certificate(s) representing Esprit Units or Esprit Exchangeable Shares, as applicable for certificate(s) representing Pengrowth Units;

5.	acknowledges that all authority conferred, or agreed to be conferred by the undersigned herein may be exercised during any subsequent legal incapacity of the undersigned and shall survive the death, incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon any heirs, personal representatives, successors and assigns of the undersigned;

6.	by virtue of the execution of this Letter of Transmittal, shall be deemed to have agreed that all questions as to validity, form, eligibility (including timely receipt) and acceptance of any Esprit Units or Esprit Exchangeable Shares, as applicable deposited pursuant to the Merger will be determined by Esprit Ltd. and Pengrowth Corporation in their discretion and that such determination shall be final and binding and acknowledges that there shall be no duty or obligation on Esprit Ltd., Esprit, Pengrowth, Pengrowth Corporation, the Depositary, the Information Agent (or their successors) or any other person to give notice of any defect or irregularity in any deposit and no liability shall be incurred by any of them for failure to give such notice;

7.	if a holder of Esprit Exchangeable Shares, acknowledges and agrees that the certificates representing Esprit Exchangeable Shares will not be returned to the undersigned if the Merger is not completed and, in their place and pursuant to the terms of the Notice, certificates representing Esprit Units will be provided in their place;

8.	acknowledges that if the Merger is completed, the deposit of Esprit Units or Esprit Exchangeable Shares, as applicable pursuant to this Letter of Transmittal is irrevocable; and

9.	acknowledges that if the Merger is not completed and the Combination Agreement is terminated or Esprit and Esprit Ltd. terminate their obligations thereunder, the undersigned directs the Depositary to: (i) return the enclosed certificate(s) for Esprit Units in accordance with the instructions on page 5; and (ii) pursuant to the terms of the Notice, deliver certificates representing Esprit Units for which the Esprit Exchangeable Shares have been redeemed in accordance with the instructions on page 5.
Signature guaranteed by (if required under items 3 and 4 of the instructions):

Authorized Signature of Guarantor

Name of Guarantor (please print or type)

Address of Guarantor (please print or type)
Dated: _______________, 2006

Signature of holder of Esprit Units or Esprit Exchangeable Shares or Authorized Representative
(see items 3 and 5 of the instructions)

Name of holder of Esprit Units or Esprit Exchangeable Shares (please print or type)

Address of holder of Esprit Units or Esprit Exchangeable Shares

Telephone Number of holder of Esprit Units or Esprit Exchangeable Shares

Facsimile Number of holder of Esprit Units or Esprit Exchangeable Shares

Name of Authorized Representative, if applicable
(please print or type)

The Depositary and Esprit are hereby authorized and directed to cause certificates representing the Pengrowth Units, which the registered Esprit Unitholder or holder of Esprit Exchangeable Shares, as applicable, noted herein is entitled to receive upon redemption of the Esprit securities hereby deposited in accordance with the terms of the Merger, to be registered in the name of the undersigned (unless alternative registration is required in the manner set forth below) which shall be delivered by first class mail to the address specified or held for pick up, if so indicated.
If the Merger is not completed, the Depository, Esprit and Esprit ExchangeCo Ltd. are authorized and directed to cause certificates representing the Esprit Units to which any certificates representing Esprit Exchangeable Shares have been exchanged pursuant to the terms of the Notice, to be registered in the name of the undersigned (unless alternate registration is required in the manner set forth below) which shall be delivered by first class mail to the address specified or held for pick up, if so indicated:
BOX A
ISSUE PENGROWTH UNIT CERTIFICATES IN NAME OF (please print or type):
☐ Registered holder of Esprit Units or Esprit Exchangeable Shares, as applicable

(Name)

(Street Address and Number)

(City and Province)

(Country and Postal (ZIP) Code)

(Social Insurance Number or Tax Identification Number)
BOX B
SEND PENGROWTH UNIT CERTIFICATES (unless Box C is checked) TO:
☐ Same address as Block A or to:

(Name)

(Street Address and Number)

(City and Province)

(Country and Postal (ZIP) Code)

BOX C
TO BE CHECKED ONLY IF THE PENGROWTH UNIT CERTIFICATES ARE TO BE HELD FOR PICK UP (RATHER THAN MAILED) AT THE FOLLOWING OFFICE OF THE DEPOSITARY:
☐ Calgary
☐ Toronto

BLOCK D
STATUS AS U.S. SECURITYHOLDER
TO BE COMPLETED BY ALL SECURITYHOLDERS BY SELECTING ONE BOX BELOW
(See Instruction 10)
Indicate whether you are a U.S. Securityholder or are acting on behalf of a U.S. Securityholder.

☐	The person signing on page 4 represents that it is not a U.S. Securityholder and is not acting on behalf of a U.S. Securityholder.

☐	The person signing on page 4 is a U.S. Securityholder or is acting on behalf of a U.S. Securityholder.
A “U.S. Securityholder” is any holder of Esprit Units or Esprit Exchangeable Shares, as applicable, that is either (A) providing an address below such holders’ signature on page 4 (or, if applicable, in Box B on page 5) that is located within the United States or any territory or possession thereof or (B) that is a U.S. person for U.S. federal income tax purposes.
To avoid U.S. backup withholding, if you are a U.S. Securityholder or acting on behalf of a U.S. Securityholder, you must furnish Substitute Form W-9 or, in certain circumstances, another withholding tax certificate. You can find more information in Instruction 10 “Important Tax Information For U.S. Securityholders”.

INSTRUCTIONS
1.   Use of Letter of Transmittal

(a)	This Letter of Transmittal (or a manually-executed copy hereof) properly completed and signed as required by the instructions set forth below, together with accompanying certificates representing the Esprit Units and/or Esprit Exchangeable Shares and all other documents required by the terms of the Merger must be received by the Depositary at either of its offices specified on the back page of this document.

(b)	The method used to deliver this Letter of Transmittal and any accompanying certificate(s) representing Esprit Units or Esprit Exchangeable Shares and all other required documents is at the option and risk of the person depositing the same, and delivery will be deemed effective only when such documents are actually received. It is recommended that the necessary documentation be hand delivered to the Depositary, at either of its offices specified on the back page of this document, and a receipt be obtained. However, if such documents are mailed, it is recommended that registered mail be used and that proper insurance be obtained. Holders of Esprit Units or Esprit Exchangeable Shares that are registered in the name of a nominee should contact their broker, custodian, nominee or other intermediary for assistance in depositing their Esprit Units or Esprit Exchangeable Shares, as applicable.
2.   Fractional Pengrowth Units
No fractional Pengrowth Units shall be issued. In the event that the Exchange Ratio would otherwise result in an Esprit Unitholder being entitled to a fractional Pengrowth Unit, an adjustment will be made to the nearest whole number of Pengrowth Units (with fractions greater than 0.5 being rounded up) and a certificate representing the resulting whole number of Pengrowth Units will be issued. In calculating such fractional interests, all Esprit Units held by a registered holder of Esprit Units immediately prior to the Closing Date shall be aggregated.
3.   Signatures
This Letter of Transmittal must be completed and signed by the holder of Esprit Units or Esprit Exchangeable Shares, or by such holder’s duly authorized representative (in accordance with Instruction 5 “Fiduciaries, Representatives and Authorizations” below).

(a)	If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(b)	If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates accompanying this Letter of Transmittal or if certificate(s) representing Pengrowth Units are to be issued to a person other than the registered holder(s):

(i)	such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii)	the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 4 “Guarantee of Signatures” below.
4.   Guarantee of Signatures
If this Letter of Transmittal is executed by a person other than the registered owner(s) of the Esprit Units or Esprit Exchangeable Units or if certificate(s) representing Pengrowth Units are to be issued to a person other than the registered holder(s) or sent to an address other than the address of the registered holder(s) as shown on the registers of Esprit Unitholders or holders of Esprit Exchangeable Shares, as applicable maintained by the transfer agent of Esprit or Esprit Ltd., respectively such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).
An “Eligible Institution” means a Canadian schedule 1 chartered bank, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.

5.	Fiduciaries, Representatives and Authorizations
Where this Letter of Transmittal or any certificate or share transfer or power of attorney is executed by any person acting in a fiduciary or representative capacity, this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. The Depositary, at its discretion, may require additional evidence of authority or additional documentation.
6.   Miscellaneous

(a)	If the space on this Letter of Transmittal is insufficient to list all certificates representing Esprit Units or Esprit Exchangeable Shares, additional certificate numbers and the number of Esprit Units or Esprit Exchangeable Shares, as applicable represented thereby may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Esprit Units or Esprit Exchangeable Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent deposits will be accepted. All depositing Esprit Unitholders or holders of Esprit Exchangeable Shares by execution of this Letter of Transmittal (or a copy thereof) waive any right to receive any notice by the Depositary.

(d)	The holder of the Esprit Units or Esprit Exchangeable Shares, as applicable covered by this Letter of Transmittal hereby unconditionally and irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Alberta and the courts of appeal therefrom.

(e)	By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned and each of you shall be deemed to have required that any contract evidenced by a transaction as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoie en langue anglaise par le soussigné le soussigné les destinataires sont présumés avoir requis que tout contrat attesté par une offre acceptée par cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.

(f)	Additional copies of the Letter of Transmittal may be obtained on request and without charge from the Depositary at either of its offices at the addresses listed on the back page of this document.
7.   Lost Certificates
If a certificate representing an Esprit Unit or Esprit Exchangeable Shares has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss or destruction, to the Depositary. The Depositary will respond with the replacement requirements, which must be completed and returned to the Depositary prior to receiving any entitlements.
8.   Cessation of Rights
Any certificate formerly representing Esprit Units or Esprit Exchangeable Shares, as applicable that is not validly deposited with all other documents to the Depositary as required pursuant to the Merger within six years of the Closing Date shall cease to represent a claim or interest of any kind or nature in Pengrowth, and the Pengrowth Units to which the holder of such certificate would have otherwise been entitled shall be deemed to have been surrendered to Pengrowth, together with all entitlements to distributions and interest thereon held for such holder.

9.   Information Agent
Esprit has retained Kingsdale Shareholder Services, Inc. (“Kingsdale”) to act as an information agent (the “Information Agent”) and to solicit proxies in connection with the Merger and to assist in completing the forms of proxy and Letter of Transmittal. If you have any questions about the information contained in the Information Circular or require assistance in completing your form of proxy or Letter of Transmittal, please contact Kingsdale at:
Kingsdale Shareholder Services Inc.
The Exchange Tower
130 King Street West
Suite 2950
Toronto, Ontario M5X 1E2
Toll-free in North America: 1-866-301-3454
Facsimile: 416-867-2271
Toll Free Facsimile: 1-866-545-5580
Banks, Brokers and International Call Collect: 1-416-867-2272
Email: contactus@kingsdaleshareholder.com

10.	Important Tax Information for U.S. Securityholders
United States Internal Revenue Service Circular 230 Notice: To ensure compliance with Internal Revenue Service Circular 230, Unitholders are hereby notified that: (i) any discussion of United States federal tax issues contained or referred to in this Letter of Transmittal or in any document referred to herein is not intended or written to be used, and cannot be used by Unitholders for the purpose of avoiding penalties that may be imposed on them under the United States Internal Revenue Code; (ii) such discussion is written for use in connection with the promotion or marketing of the transactions or matters addressed herein; and (iii) Unitholders should seek advice based on their particular circumstances from an independent tax advisor.
To prevent backup withholding on any payment made to a U.S. Securityholder (or person acting on behalf of a U.S. Unitholder) with respect to Esprit Units tendered, you are required, if you are a U.S. person (as defined below), to notify the Depositary of your current U.S. taxpayer identification number, or TIN (or the TIN of the person on whose behalf you are acting), by completing the Substitute Form W-9 (which is provided below) as described more fully below. If you are a U.S. Securityholder that is not a U.S. person but provides a mailing address in the United States, you may be required to furnish an IRS Form W-8 to avoid backup withholding, which the Depositary will provide upon request.
Backup withholding is not an additional tax. Amounts withheld are creditable against the Unitholder’s regular U.S. federal income tax liability, and any amount overwithheld generally will be refundable to the Unitholder if the Unitholder properly files a U.S. federal income tax return.
Each U.S. Securityholder of Esprit Units or Esprit Exchangeable Shares is urged to consult his or her own tax advisor to determine whether such holder is required to furnish a Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.
You are a U.S. person if you are, for U.S. federal income tax purposes, (1) a citizen or a resident of the United States (including a U.S. resident alien), (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States (or any state thereof, including the District of Columbia), (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if a U.S. court can exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust (or certain other electing trusts).
Each tendering U.S. person is required to provide the Depositary with a correct TIN and with certain other information on a Substitute Form W-9 (which is provided below) and to certify that the TIN provided is correct (or that such U.S. person is awaiting a TIN) and that (a) the U.S. person has not been notified by the Internal Revenue Service that the U.S. person is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified the U.S. person that the U.S. person is no longer subject to backup withholding.
The TIN is generally the U.S. person’s U.S. Social Security number or the U.S. federal employer identification number. The U.S. person is required to furnish the TIN of the registered owner of the Esprit Units or Esprit Exchangeable Shares. The enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9”

explain the proper certification to use if the Esprit Units or Esprit Exchangeable Shares are registered in more than one name or are not registered in the name of the actual owner. The U.S. person may write “Applied For” on the Substitute Form W-9 if the tendering U.S. person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. person writes “Applied For” on the TIN line of the Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will backup withhold a portion of such payments. Certain U.S. persons are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.
Failure to provide the required information on the Substitute Form W-9 may subject the tendering U.S. person to a US$50 penalty imposed by the Internal Revenue Service and backup withholding of a portion of any payment. More serious penalties may be imposed for providing false information which, if wilfully done, may result in fines and/or imprisonment.
U.S. Securityholders that are not U.S. persons but provide a mailing address in the United States may be required to file an IRS Form W-8BEN or other appropriate IRS Form W-8. You may obtain the appropriate IRS Form W-8 from the IRS’s website (http://www.irs.gov). A failure to properly complete and furnish the appropriate IRS Form W-8 may result in backup withholding.

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE
YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION
AS TO YOUR EXEMPTION FROM BACK-UP WITHHOLDING
TO BE COMPLETED BY ESPRIT SECURITYHOLDERS THAT ARE U.S. PERSONS

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Part I — Taxpayer Identification Number — For all accounts enter your taxpayer identification number on the appropriate line at right. Certify by signing and dating below. For further instructions, see Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.	Social Security Number OR Employer Identification Number (If awaiting TIN, write “Applied For”)

Part II — For Payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.

Exempt ☐
Name: Business Name:

Please check appropriate box
☐  Individual/Sole Proprietor      ☐ Corporation      ☐ Partnership      ☐ Other:-----------------------------------------------------------------------------

Address:

City:

                                                                                          State:

    Zip Code:

PART III — Certification — Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).

Signature: ---------------------------------------------------------  Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART I OF THIS SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payments made to me before I provide a properly certified taxpayer identification number will be subject to the applicable percentage of backup withholding tax.

Signature:	Date:

Note: Failure to complete and return this Substitute Form W-9 may subject you to applicable Federal income tax withholding on any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9
Specific Instructions
Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.
If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.
Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name” line.
Limited liability company (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner’s name on the “Name” line. Enter the LLC’s name on the “Business name” line. Check the appropriate box for your filing status (sole proprietor, corporation, etc.), then check the box for “Other” and enter “LLC” in the space provided.
Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name” line.
Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).
Exempt From Backup Withholding
If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt from backup withholding” box in Part II of the Form, sign and date the form.
Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.
Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.
Exempt payees. Backup withholding is not required on any payments made to the following payees:

1.	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2.	The United States or any of its agencies or instrumentalities,

3.	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4.	A foreign government or any of its political subdivisions, agencies, or instrumentalities,

5.	An international organization or any of its agencies or instrumentalities,

Other payees that may be exempt from backup withholding include:

6.	A corporation,

7.	A foreign central bank of issue,

8.	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9.	A futures commission merchant registered with the Commodity Futures Trading Commission,

10.	A real estate investment trust,

11.	An entity registered at all times during the tax year under the Investment Company Act of 1940,

12.	A common trust fund operated by a bank under section 584(a), and

13.	A financial institution.
Part I — Taxpayer Identification Number (TIN)
Enter your TIN on the appropriate line.
If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the social security number line. If you do not have an ITIN, see How to get a TIN below.
If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.
If you are an LLC that is disregarded as an entity separate from its owner (see Limited liability company (LLC) above), and are owned by an individual, enter your SSN (or EIN, if you have one). If the owner of a disregarded LLC is a corporation, partnership, etc., enter the owner’s EIN.
Note: See the chart on the next page for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.socialsecurity.gov/ online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer ID numbers under Related Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS’s Internet Web Site at www.irs.gov.
If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.
Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Part III — Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1 and 4 below indicate otherwise.
For a joint account, only the person whose TIN is shown in Part I should sign (when required).

1.	Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2.	Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3.	Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4.	Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a non-employee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism.
You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.
Penalties

1.	Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

2.	Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

3.	Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
What Name and Number To Give the Requestor

For this type of account:	Give name and SSN of:

1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3. Custodian account of a minor (Uniform, gift to Minors Act)	The minor(2)
4. a. The usual revocable savings trust (grantor is also trustee)	The Grantor-trustee(1)
b. So-called trust account that is not a legal or valid
trust under state law	The actual owner(1)
5. Sole proprietorship or single-owner LLC	The owner(3)
6. A valid trust, estate, or pension trust	Legal entity(4)
7. Corporate or LLC electing corporate status on Form 8832	The corporation
8. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
9. Partnership or multi-member LLC	The partnership
10. A broker or registered nominee	The broker or nominee
11. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “DBA” name on the business name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Offices of the Depositary
Inquiries:
COMPUTERSHARE INVESTOR SERVICES INC.
Toll Free: 1-866-612-6236
E-mail: corporateactions@computershare.com
Website: www.computershare.com
By Mail:
Computershare Investor Services Inc.
P.O. Box 7021, 31 Adelaide Street East
Toronto, Ontario M5C 3H2
Attention: Corporate Actions
By Hand, by Courier or by Registered Mail:

Calgary	Toronto
Computershare Investor Services Inc.	Computershare Investor Services Inc.
600, 530 – 8th Avenue S.W.	9th Floor, 100 University Avenue
Calgary, Alberta T2P 3S8	Toronto, Ontario M5J 2Y1
Attention: Corporate Actions	Attention: Corporate Actions
Office of the Information Agent
Kingsdale Shareholder Services Inc.
The Exchange Tower
130 King Street West
Suite 2950
Toronto, Ontario M5X 1E2
Toll-free in North America: 1-866-301-3454
Facsimile: 416-867-2271
Toll Free Facsimile: 1-866-545-5580
Banks, Brokers and International Call Collect: 1-416-867-2272
Email: contactus@kingsdaleshareholder.com
Privacy Notice: Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you — from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients’ needs and for other lawful purposes relating to our services. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available at our website, www.computershare.com, or by writing to us at 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1.
Any questions and requests for assistance may be directed by Esprit Unitholders or holders of Esprit Exchangeable Shares to the Depositary
or the Information Agent at the telephone numbers and locations set out above.